                                                                  Exhibit 99.1

                   BEFORE THE ARIZONA CORPORATION COMMISSION

COMMISSIONERS

MARC SPITZER, Chairman
WILLIAM A. MUNDELL
JEFF HATCH-MILLER
MIKE GLEASON
KRISTIN K. MAYES

IN THE MATTER OF THE APPLICATION OF              DOCKET NO. E-01345A-03-0437
ARIZONA PUBLIC SERVICE COMPANY FOR A
HEARING TO DETERMINE THE FAIR VALUE
OF THE UTILITY PROPERTY OF THE
COMPANY FOR RATEMAKING PURPOSES, TO
FIX A JUST AND REASONABLE RATE OF
RETURN THEREON, TO APPROVE RATE
SCHEDULES DESIGNED TO DEVELOP SUCH
RETURN, AND FOR APPROVAL OF
PURCHASED POWER CONTRACT.                        PROCEDURAL ORDER
_____________________________________            ________________

BY THE COMMISSION:

     On April 6, 2004, Arizona Corporation Commission Staff filed a Motion to Amend the Rate Case Procedural Order ("Motion"). On April 15, 2004, a procedural conference was held to hear argument/discussion on the Motion. The parties were in support of Staff's Motion, and also agreed that APS' request for an additional two weeks for filing rejoinder testimony was acceptable. The parties provided initial but limited discussion on the request for a temporary stay of the procedural schedule and discovery, and accordingly, additional argument on that request is appropriate.

     IT IS THEREFORE ORDERED that any surrebuttal testimony and associated exhibits to be presented by the Staff or intervenors at the hearing shall be reduced to writing and filed on or before NOON ON JUNE 4, 2004.


     IT IS FURTHER ORDERED that any rejoinder testimony and associated exhibits to be presented at the hearing on behalf of APS shall be reduced to writing and filed on or before NOON ON JULY 2, 2004.

     IT IS FURTHER ORDERED that a procedural conference to hear oral arguments on the Alliance's Motion and on the requested temporary stay of the procedural schedule and further discovery pending settlement discussions shall be held on April 28, 2004 beginning at 9:30 a.m. or as


                                                                 RC02719

030437po4-16                       1

                                                     DOCKET NO. E-01345A-03-0437


soon thereafter as is practical, at the Commission's office, 1200 W. Washington Street, Phoenix, Arizona.(1)

     IT IS FURTHER ORDERED that APS shall file its response to the Alliance Motion on or before April 22, 2004.

     IT IS FURTHER ORDERED that the cut-off date for discovery is July 8, 2004.

     IT IS FURTHER ORDERED that the Ex Parte Rule (A.A.C. R14-3-113-Unauthorized Communications) continues to apply to this proceeding.

     IT IS FURTHER ORDERED that the Presiding Officer may rescind, alter, amend, or waive any portion of this Procedural Order either by subsequent Procedural Order or by ruling at hearing.

     DATED this 16 day of April, 2004.

                                        /s/ Lyn Farmer
                                        ----------------------------------
                                        LYN FARMER
                                        CHIEF ADMINISTRATIVE LAW JUDGE

Copies of the foregoing mailed/delivered this 16 day of April, 2004 to:


Thomas L. Mumaw                                Major Allen G. Erickson
Karilee S. Ramaley                             AFCES A/ULT
PINNACLE WEST                                  139 Barnes Drive, Suite 1
CAPITAL CORPORATION                            Tyndall AFB, Florida 32403-5319
P.O. Box 53999, MS 8695                        Attorney for FEA
Phoenix, Arizona 85072-3999
                                               Michael L. Kurtz
Jeffrey B. Guldner                             BOEHM, KURTZ & LOWRY
Faraq Sanei                                    36 E. Seventh Street, Suite 2110
SNELL & WILMER                                 Cincinnati, Ohio 45202
One Arizona Center                             Attorneys for Kroger Company
400 E. Van Buren Street
Phoenix, Arizona 85004-2202                    Scott Wakefield
Attorneys for Arizona Public Service Company   RUCO
                                               1110 W. Washington St., Suite 220
C. Webb Crockett                               Phoenix, Arizona 85007
FENNEMORE CRAIG
3003 N. Central Avenue, Suite 2600             Walter W. Meek
Phoenix, Arizona 85012                         AUIA
Attorney for AECC and Phelps Dodge             2100 N. Central Ave., Suite 210
                                               Phoenix, Arizona 85067


----------------
(1) The telephone number for parties appearing telephonically is 602 542-9010.


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
                                                     DOCKET NO. E-01345A-03-0437

Nicholas J. Enoch                                              1167 W. Samalayuca Drive
LUBIN & ENOCH                                                  Tucson, AZ 85704
349 N. Fourth Avenue
Phoenix, Arizona 85003                                         Raymond S. Heyman
Attorneys for IBEW                                             Laura Schoeler
                                                               ROSHKA, HEYMAN & DeWULF
Bill Murphy                                                    400 E. Van Buren, Suite 800
MURPHY CONSULTING                                              Phoenix, Arizona 85004
2422 E. Palo Verde Drive                                       Attorneys for UniSource Energy Services
Phoenix, Arizona 85016
Consultant for Arizona Cogeneration Assn.                      Deborah R. Scott
                                                               UNISOURCE ENERGY SERVICES
Jay L. Shapiro                                                 One South Church Street, Suite 200
Patrick J. Black                                               Tucson, Arizona 85702
FENNEMORE CRAIG
3003 N. Central Avenue, Suite 2600                             J. William Moore
Phoenix, Arizona 85012                                         1144 E. Jefferson
Attorneys for Panda Gila River, L.P.                           Phoenix, Arizona 85034
                                                               Attorney for Kroger Co.
Robert W. Geake
ARIZONA WATER COMPANY                                          Cynthia Zwick
P.O. Box 29006                                                 Arizona Community Action Association
Phoenix, Arizona 85038-9006                                    2627 N. 3rd Street, Ste. Two
                                                               Phoenix, AZ 85004
Andrew W. Bettwy
Bridget A. Branigan                                            S. David Childers
SOUTHWEST GAS CORPORATION                                      LOW & CHILDERS
5241 Spring Mountain Road                                      2999 North 44th Street, Ste. 250
Las Vegas, Nevada 89150                                        Phoenix, AZ 85018
                                                               Attorney for Arizona Competitive Power Alliance



Timothy M. Hogan                                               James M. Van Nostrand
ARIZONA CENTER FOR LAW                                         Katherine McDowell
IN THE PUBLIC INTEREST                                         George M. Galloway
202 E. McDowell Rd., Suite 153                                 STOEK RIVES
Phoenix, Arizona 85004                                         900 SW Fifth Avenue, Ste. 2600
Attorneys for Western Resource Advocates and                   Portland, OR 97204
Southwest Energy Efficiency Project                            Attorneys for Arizona Competitive Power Alliance

Paul R. Michaud                                                Greg Patterson, Executive Director
Michaud Law Firm                                               Arizona Competitive Power Alliance
23 Crimson Heights Road,                                       916 West Adams, Ste. 3
Portland, CT 06480                                             Phoenix, AZ 85007
Attorneys for Dome Valley Energy Partners, LLC
                                                               Michael A. Curtis
Marvin S. Cohen                                                MARTINEZ & CURTIS, P.C.
SACKS TIERNEY, P.A.                                            2712 N. Seventh Street
4250 North Drinkwater Blvd., 4th Floor                         Phoenix, AZ 85006-1090
Scottsdale, AZ 85251-3693                                      Attorneys for Town of Wickenburg
Attorneys for Constellation NewEnergy, Inc., Strategic
Energy, L.L.C.                                                 Rebecca C. Salisbury
                                                               56th Fighter Wing JA
Jeff Schlegel                                                  7383 N. Litchfield Road
SWEEP Arizona Representative                                   Luke AFB, AZ 85309-1540

                                                     DOCKET NO. E-01345A-03-0437

Attorney for Federal Executive Agencies

Allen Glen Erickson
139 Barnes Drive
AFCESA/ULT
Tyndall AFB, FL 32403
Attorney for Federal Executive Agencies

Jon Poston
AARP Electric Rate Project
6733 East Dale Lane
Cave Creek, AZ 85331

Coralette Hannon
AARP Department of State Affiars
6705 Reedy Creek Road
Charlotte, NC 28215

Lawrence V. Robertson
MUNGER CHADWICK
333 N. Wilmot, Ste. 300
Tucson, AZ 85711
Attorneys for Southwestern Power Group II, LLC,
Mesquite Power and Bowie Power Station

Jay I. Moyes
MOYES STOREY
3003 N. Central Avenue, #1250
Phoenix, AZ 85012
Attorneys for PPL Sundance, LLC and PPL Southwest
Generation Holdings, LLC

Jesse A. Dillon
PPL Services Corporation
Two N. Ninth Street
Allentown, PA 18101

Christopher Kempley, Chief Counsel
Legal Division
ARIZONA CORPORATION COMMISSION
1200 West Washington Street
Phoenix, AZ 85007

Ernest G. Johnson, Director
Utilities Division
ARIZONA CORPORATION COMMISSION
1200 West Washington Street
Phoenix, AZ 85007

ARIZONA REPORTING SERVICE
2627 N. Third Street, Ste. Three
Phoenix, AZ 85004-1003


By:  /s/ Molly Johnson
     -----------------------------
     Molly Johnson
     Secretary to Lyn Farmer



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